Exhibit 99.1

Immune Pharmaceuticals Announces 1-for-20 Reverse Stock Split

NEW YORK, April 12, 2017 /PRNewswire/ -- Immune Pharmaceuticals Inc. (Nasdaq: IMNP) ("Immune" or the "Company"), today announced a reverse stock split of its shares of common stock at a ratio of 1-for-20. Beginning with the opening of trading on April 13, 2017, the Company’s common stock will continue to trade The Nasdaq Capital Market (“Nasdaq”) under the symbol “IMNP,” but will trade on a split-adjusted basis under a new CUSIP number 45254C 200. The reverse stock split was approved by the Company’s stockholders at the Company’s 2016 Annual Meeting on December 20, 2016.

The primary purpose of the reverse stock split is to enable Immune to regain compliance with the $1.00 minimum bid price requirement for continued listing on Nasdaq. Immune has until May 1, 2017 to regain compliance with the minimum bid price requirement and has submitted written notice to Nasdaq of its intention to cure the minimum bid price deficiency by effecting a reverse stock split. To regain compliance, the closing bid price of Immune’s common stock must be at least $1.00 for a minimum of ten consecutive trading days.

In the reverse stock split, every twenty shares of Immune’s common stock outstanding will automatically be changed and reclassified into one new share of common stock without any action on the part of the holders. No fractional shares will be issued in connection with the reverse stock split. Any fractional share of common stock that would otherwise have resulted from the reverse stock split will be rounded up to the nearest whole share. As a result of the reverse stock split, the number of shares of Immune’s common stock outstanding will decrease from approximately 194.3 million shares pre-split to approximately 9.7 million shares post-split.

The reverse stock split will affect all Immune stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Immune (except to the extent that the reverse stock split results in any stockholders owning only a fractional share). Additionally, all Immune convertible notes, convertible preferred stock, stock options, other equity awards and warrants outstanding immediately prior to the reverse stock split will be proportionately adjusted.

Immune’s transfer agent, Vstock Transfer, LLC, which is also acting as the exchange agent for the reverse split, will provide instructions to stockholders regarding the process for exchanging share certificates.  Stockholders who hold their shares electronically in book-entry form at a brokerage firm need not take any action, as their shares will automatically be adjusted by their brokerage firm to reflect the reverse stock split. Beneficial holders may contact their bank, broker or nominee with any questions regarding the procedure for implementing the reverse stock split.

About Immune Pharmaceuticals Inc.

Immune Pharmaceuticals Inc. applies a personalized approach to treating and developing novel, highly targeted antibody therapeutics to improve the lives of patients with inflammatory diseases and cancer. Immune's lead product candidate, bertilimumab, is in Phase II clinical development for moderate-to-severe ulcerative colitis as well as for bullous pemphigoid (BP), an orphan autoimmune dermatological condition. Other indications being considered for development include atopic dermatitis, Crohn's disease, severe asthma and non-alcoholic steato-hepatitis (NASH), an inflammatory liver disease. Immune recently expanded its portfolio in immuno-dermatology with topical nano-formulated cyclosporine-A for the treatment of psoriasis and atopic dermatitis. Immune's oncology pipeline includes Ceplene®, for maintenance remission in Acute Myeloid Leukemia in combination with IL-2. Additional oncology pipeline assets include Azixa® and crolibulin, Phase II clinical stage vascular disrupting agents, and novel technology platforms; bispecific antibodies and NanomAbs™. Maxim Pharmaceuticals Inc., Immune's pain and neurology subsidiary which includes AmiKet™ and AmiKet™ Nano™ for the treatment of neuropathic pain. For more information, visit Immune's website at www.immunepharma.com, the content of which is not a part of this press release.

Forward-Looking Statements

This news release and any oral statements made with respect to the information contained in this news release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are urged to consider statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal" or the negative of those words or other comparable words to be uncertain and forward-looking. Such forward-looking statements include statements that express plans, anticipation, intent, contingency, goals, targets, future development and are otherwise not statements of historical fact.  Such statements include, without limitation, statements relating to the Company’s ability to achieve the desired effect of increasing its stock price above the minimum closing bid price for the requisite period so as to regain compliance with the Nasdaq’s continued listing requirement with respect to the trading price of its common stock.

Forward-looking statements are based on the Company's current expectations and are subject to risks and uncertainties that could cause actual results or developments to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Factors that may cause actual results or developments to differ materially from those in this press release include, but not limited to: the risk that the reverse stock split does not increase the Company’s per share trading price above the minimum amount for the requisite period of time; the risks associated with the adequacy of our existing cash resources and our ability to continue as a going concern; the risks associated with the Company's ability to continue to meet its obligations under its existing debt agreements; the risk that clinical trials for bertilimumab, Ceplene, Azixa, AmiKet, AmiKet Nano, LidoPain or NanoCyclo will not be successful; the risk that bertilimumab, AmiKet or compounds arising from its NanomAbs program will not receive regulatory approval or achieve significant commercial success; the risk that the Company will not be able to find a partner to help conduct the Phase III trials for AmiKet on attractive terms, on a timely basis or at all; the risk that the Company's other product candidates that appeared promising in early research and clinical trials do not demonstrate safety and/or efficacy in larger-scale or later-stage clinical trials; the risk that the Company will not obtain approval to market any of its product candidates; the risks associated with dependence upon key personnel; the risks associated with reliance on collaborative partners and others for further clinical trials, development, manufacturing and commercialization of our product candidates; the cost, delays and uncertainties associated with our scientific research, product development, clinical trials and regulatory approval process; the Company's history of operating losses since its inception; the highly competitive nature of the Company's business; risks associated with litigation; and risks associated with the Company's ability to protect its intellectual property. These factors and other material risks are more fully discussed in the Company's periodic reports, including its reports on Forms 8-K, 10-Q and 10-K and other filings with the U.S. Securities and Exchange Commission. Investors are urged to carefully review and consider the disclosures found in our filings, which are available at www.sec.gov or at www.immunepharma.com. Investors are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be wrong due to inaccurate assumptions, unknown risks or uncertainties or other risk factors. The Company expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law.

SOURCE Immune Pharmaceuticals Inc.

For further information: Anna Baran-Djokovic, Anna.baran@immunepharma.com; Audrey Rebibo, Audrey.rebibo@immunepharma.com, 646-481-5058